                                                        MERRILL LYNCH & CO.
                                                      World Financial Center
                                                         250 Vesey Street
                                                     New York, New York 10281


                          PENNSYLVANIA ELECTRIC COMPANY

                   OFFER TO PURCHASE ANY OR ALL SHARES OF ITS

     CUMULATIVE PREFERRED STOCK, 4.40% SERIES B ($100 STATED VALUE), CUMULATIVE PREFERRED STOCK, 3.70% SERIES C ($100 STATED VALUE), CUMULATIVE PREFERRED STOCK, 4.05% SERIES D ($100 STATED VALUE), CUMULATIVE PREFERRED STOCK, 4.70% SERIES E ($100 STATED VALUE), CUMULATIVE PREFERRED STOCK, 4.50% SERIES F ($100 STATED VALUE), AND CUMULATIVE PREFERRED STOCK, 4.60% SERIES G ($100 STATED VALUE)



--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON FRIDAY, DECEMBER 13, 1996, UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                                                               November 13, 1996

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees

     We have been appointed Dealer Manager by Pennsylvania Electric Company (the "Company") in connection with the offer by the Company to purchase, upon the terms and subject to the conditions set forth in the Offer to Purchase referred to below and the applicable Letter of Transmittal, any and all shares of its Cumulative Preferred Stock, 4.40% Series B ($100 stated value) (the "4.40% Preferred") at a price of $73.44 per 4.40% Preferred, its Cumulative Preferred Stock, 3.70% Series C ($100 stated value) (the "3.70% Preferred") at a price of $59.64 per 3.70% Preferred, its Cumulative Preferred Stock, 4.05% Series D ($100 stated value) (the "4.05% Preferred") at a price of $67.61 per 4.05% Preferred, its Cumulative Preferred Stock, 4.70% Series E ($100 stated value) (the "4.70% Preferred") at a price of $78.45 per 4.70% Preferred, its Cumulative Preferred Stock, 4.50% Series F ($100 stated value) (the "4.50% Preferred") at a price of $75.11 per 4.50% Preferred, and its Cumulative Preferred Stock, 4.60% Series G ($100 stated value) (the "4.60% Preferred") at a price of $76.79 per 4.60% Preferred (together, the "Shares" and each series of Shares, a "Series of Preferred") that are validly tendered and not withdrawn, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 13, 1996 (the "Offer to Purchase"), and in the applicable Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

     The Company will accept any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer.

     For your information and for forwarding to your clients for whom you hold Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

     1. Offer to Purchase dated November 13, 1996;

     2. A Letter of Transmittal relating to each Series of Preferred for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

     3. A Notice of Guaranteed Delivery relating to each Series of Preferred to be used to accept the Offer if certificates for the Shares of any series and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) for such series, or the book-entry transfer of the Shares cannot be completed on or prior to the Expiration Date for such series;

     4. A form of letter that may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions and designation of Soliciting Dealer with regard to the Offer;

     5. A letter from the Chairman of Pennsylvania Electric Company that may be provided to your clients; and

     6. Return envelope addressed to ChaseMellon Shareholder Services, L.L.C., the Depositary.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, DECEMBER 13, 1996, UNLESS THE OFFER IS EXTENDED.

     THE COMPANY, ITS BOARD OF DIRECTORS AND ITS EXECUTIVE OFFICERS MAKE NO RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES OF ANY SERIES OF PREFERRED PURSUANT TO THE OFFER. SHAREHOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO TENDER SHARES OF ANY SERIES OF PREFERRED PURSUANT TO THE OFFER AND, IF SO, HOW MANY SHARES TO TENDER.

     The Company will pay to a Soliciting Dealer a solicitation fee of $1.32 per Share for Shares tendered, accepted for payment and paid for pursuant to the Offer. For purposes of this Offer, "Soliciting Dealer" includes (a) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as if it were an NASD member, or (c) any bank or trust company. No such fee shall be payable to a Soliciting Dealer in respect of Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified in the applicable Letter of Transmittal or in the applicable Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to the Soliciting Dealer unless the Soliciting Dealer returns a Notice of Solicited Tenders to the Depositary within three business days after the applicable Expiration Date. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

     If tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with The Depository Trust Company or The Philadelphia Depository Trust Company, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three New York Stock Exchange trading days after the applicable Expiration Date in order to receive a solicitation fee. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field. NO SOLICITATION FEE SHALL BE PAYABLE TO A SOLICITING DEALER IF SUCH SOLICITING DEALER IS REQUIRED FOR ANY REASON TO TRANSFER ANY PORTION OF SUCH FEE TO ANY PERSON (OTHER THAN ITSELF).

     The Company, upon request, will reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. The Company will pay all stock transfer taxes applicable to the acceptance of Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent or the undersigned at the addresses and telephone numbers set forth on the back cover of the Offer to Purchase.

                              Very truly yours,


                              Merrill Lynch & Co.



          NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 4.40% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


-----

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 3.70% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


-----

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 4.05% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


-----
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 4.70% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


-----

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 4.50% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

                           NOTICE OF SOLICITED TENDERS

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.


                        SOLICITED TENDERS OF 4.60% SHARES
                   NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                                 TO BE COMPLETED BY    TO BE COMPLETED BY     TO BE COMPLETED     TO BE COMPLETED ONLY
                                   THE SOLICITING        THE SOLICITING      ONLY BY DEPOSITARY       BY DEPOSITARY
                                       DEALER                DEALER

      Beneficial Owners           Number of Shares         VOI Ticket         Number of Shares        Fee $1.32 per
      -----------------               Tendered              Number*               Accepted                Share
                                      --------              -------               --------                -----

Beneficial Owner No. 1
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 2
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 3
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 4
                                     ----------            ----------            ----------            ----------
Beneficial Owner No. 5
                                     ----------            ----------            ----------            ----------
     Total
                                     ==========            ==========            ==========            ==========


------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.



-----------------------------------
(Name of Firm)


-----------------------------------
(Authorized Signature)


-----------------------------------
(Area Code and Telephone Number)


-----------------------------------
(Address)


-----------------------------------
(City, State, Zip Code)


-----------------------------------
(Attention)


Date:
      -----------------------------



                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.